Contracted concessional assets	12 Months Ended
Dec. 31, 2019
Contracted concessional assets [Abstract]
Contracted concessional assets
Note 6.- Contracted concessional assets

Contracted concessional assets include fixed assets financed through project debt, related to service concession arrangements recorded in accordance with IFRIC 12, except for Palmucho, which is recorded in accordance with IFRS 16, and PS10, PS20, Seville PV, Mini-Hydro and Chile TL3 which are recorded as property plant and equipment in accordance with IAS 16. Concessional assets recorded in accordance with IFRIC 12 are either intangible or financial assets. As of December 31, 2019, contracted concessional financial assets amount to $819,146 thousand ($843,291 thousand as of December 31, 2018).

For further details on the application of IFRIC 12 to projects, see Appendix III.

a)	The following table shows the movements of contracted concessional assets included in the heading “Contracted Concessional assets” for 2019:

Cost

Total as of January 1, 2019	10,475,828
Additions	1,431
Subtractions	(23,186)
Change in the scope of the consolidated financial statements (Note 5)	28,738
Translation differences	(81,941)
Reclassification and other movements	(16,273)
Total as of December 31, 2019	10,384,597

Accumulated amortization

Total as of January 1, 2019	(1,926,647)
Additions	(310,755)
Translation differences	15,778
Reclassification and other movements	(1,844)
Total accum. amort. as of December 31, 2019	(2,223,468)
Net balance at December 31, 2019	8,161,129

During 2019, contracted concessional assets decreased primarily due to the effect of the depreciation of the Euro against the U.S. dollar for the year ended December 31, 2019 compared to the year ended December 31, 2018 and to the amortization charge for the year.

Other relevant movements in the cost of contracted concessional assets are an increase for the acquisition of new concessional assets (see Note 5), offset by a decrease for the payments received from Abengoa by Solana in January, June and December 2019 further to Abengoa´s obligation as EPC Contractor for a total amount of $22.2 million (Note 15).

The decrease included in “Reclassification and other movements” is mainly due to the reclassification from the long to the short term of the current portion of the contracted concessional financial assets.

Rights of use, as a result of applying IFRS 16, Leases, amounts to $54.0 million as of December 31, 2019 ($57.5 million at December 31, 2018). The decrease is mainly due to the amortization for the year.

The Company has not identified any triggering event of impairment for its contracted concessional assets, and consequently, no losses from impairment of contracted concessional assets were recorded during the year ended December 31, 2019. Likewise, during 2019, and as part of the triggering event analysis, Solana impairment test was updated, confirming the conclusions reached.

b)	The following table shows the movements of contracted concessional assets included in the heading “Contracted Concessional assets” for 2018:

Cost

Total as of January 1, 2018	10,633,769
Additions	10,463
Application of IFRS 16 – Leases effective January 1, 2018	62,982
Subtractions	(92,814)
Change in the scope of the consolidated financial statements (Note 5)	170,040
Translation differences	(280,680)
Reclassification and other movements	(27,932)
Total as of December 31, 2018	10,475,828

Accumulated amortization

Total as of January 1, 2018	(1,549,499)
Application of IFRS9 - Expected Credit Losses effective January 1, 2018	(53,048)
Additions	(362,697)
Change in the scope of the consolidated financial statements (Note 5)	(14,131)
Translation differences	52,728
Total accum. amort. as of December 31, 2018	(1,926,647)
Net balance at December 31, 2018	8,549,181

During 2018, contracted concessional assets decreased primarily due to the effect of the depreciation of the Euro against the U.S. dollar for the year ended December 31, 2019 compared to the year ended December 31, 2018 and to the amortization charge for the year.

Other relevant movements in the cost of contracted concessional assets are an increase for the acquisition of new concessional assets (see Note 5), the impact of the application of IFRS 16, ´Leases´ from January 1, 2018, partially offset by a decrease for the payments received from Abengoa by Solana in March and December 2018 further to Abengoa´s obligation as EPC Contractor.

Amortization and impairment amount includes the recognition of impairment provisions based on expected credit losses due to the application of IFRS 9, ´Financial instruments´ from January 1, 2018.

The decrease included in “Reclassification and other movements” was mainly due to the reclassification from the long to the short term of the current portion of the contracted concessional financial assets.

Considering the lower production compared with the run-rate production expected for Solana due to the technical issues experienced since COD in the asset and the uncertainty around level of production in the future, the Company identified a triggering event of impairment during the year 2018 in compliance with IAS 36, Impairment of Assets. As a result, an impairment test has been performed resulting in the recording of an impairment loss of $42,721 thousand as of December 31, 2018.

The impairment had been recorded within the line “Depreciation, amortization and impairment charges” of the consolidated income statement, decreasing the amount of “Contracted concessional assets” pertaining to the Renewable energy sector and North America geography. The recoverable amount considered was the value in use and amounted to $1,141,209 thousand for Solana, as of December 31, 2018. A specific discount rate had been used in each year considering changes in the debt/equity leverage ratio over the useful life of this project, resulting in the use of a range of discount rates between 5.0% and 5.8%.

An adverse change in the key assumptions which are individually used for the valuation could lead to future impairment recognition; specifically, a 5% decrease in generation over the entire remaining useful life (PPA) of the project would have generated an additional impairment of approximately $72 million. An increase of 50 basis points in the discount rate would have lead to an additional impairment of approximately $50 million.

In addition, the Company identified a triggering event of impairment for Mojave as a result of the negative credit outlooks of Pacific Gas and Electric Company, the offtaker of the plant, as of December 31, 2018. This project was within the Renewable energy sector and North America geography. The Company therefore performed an impairment test as of December 31, 2018, which resulted in the recoverable amount (value in use) exceeding the carrying amount of the asset by 10%. To determine the value in use of the asset, a specific discount rate had been used in each year considering changes in the debt/equity leverage ratio over the useful life of this project, resulting in the use of a range of discount rates between 4.6% and 5.8%.

An adverse change in the key assumptions which are individually used for the valuation would not have lead to future impairment recognition; neither in case of a 5% decrease in generation over the entire remaining useful life (PPA) of the project nor in case of an increase of 50 basis points in the discount rate.